                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                 Date of earliest event reported: May 18, 2005

                          Stockgroup Information Systems Inc.

             (Exact name of registrant as specified in its charter)

       Colorado                  000-_____                    84-1379282

 (State of Incorporation)   (Commission File Number)    (IRS Identification No.)

     500-750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7

               (Address of principal executive offices)(Zip Code)

                                 (604) 331-0995

              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. OTHER EVENTS

Normal Course Issuer Bid

On May 18, 2005, the Registrant announced its intention to repurchase up to 1,600,000 shares of its common stock during the period May 25, 2005 to May 25, 2006.

The purchases will be made through the facilities of the TSX Venture Exchange.  The TSX Venture Exchange approved the Normal Course Issuer Bid on May 19, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Stockgroup Information Systems Inc.

                                                  (Registrant)

Dated:  May 19, 2005

                  By: /s/  Marcus A. New

                                          -----------------------------------

                                          Marcus A. New, CEO

EXHIBIT INDEX

Exhibit No.                                            Exhibit

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99.1

Press Release

99.2